INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
INCOME TAXES
INCOME TAXES
15.	INCOME TAXES

The Company recorded an income tax expense of $28.3 million for the six months ended June 30, 2022, as compared to an income tax expense of $10.7 million for the six months ended June 30, 2021. The increase in tax expense compared to the prior year is primarily due to changes in pre-tax income, valuation allowance, and a release of uncertain tax position reserve during the six months ended June 30, 2021. The provision for income taxes for interim periods is determined using an estimate of our annual effective rate. Any changes to the estimated annual rate are recorded in the interim period in which the changes occur.

The Company’s effective income tax rate for the six months ended June 30, 2022 was 30.8%. The most significant drivers of the difference between the Company’s 2022 statutory U.S. federal income tax rate of 21.0% and the Company’s effective tax rate are primarily due to jurisdictions with losses for which no tax benefit can be recognized and foreign withholding tax expense not analogous to pre-tax income. The effective income tax rate for the six months ended June 30, 2021 was 20.2%. The most significant driver of the difference between the Company’s 2021 statutory U.S. federal income tax rate of 21.0% and the Company’s effective tax rate was a release of uncertain tax position reserve during the six months ended June 30, 2021.

17.  INCOME TAXES

The components of income (loss) before income taxes are as follows (in thousands):

	Year Ended December 31,
	2021	2020
United States	$104,984	$(27,823)
Foreign	31,142	(36)
Income (loss) before income taxes	$136,126	$(27,859)

The components of income tax expense (benefit) are as follows (in thousands):

	Year Ended December 31,
	2021	2020
Current:
United States	$22,321	$8,854
Foreign	(7,756)	12,095
Total current income tax expense (benefit)	14,565	20,949
Deferred:
United States	4,698	(13,227)
Foreign	(534)	1,794
Total deferred income tax expense (benefit)	4,164	(11,433)
Total provision for income tax expense	$18,729	$9,516

The items accounting for the difference between income taxes computed at the U.S. federal statutory rate and the effective income tax rate are as follows (in thousands):

	Year Ended December 31,
	2021	2020
Federal income tax expense (benefit) at the statutory rate	$28,586	$(5,849)
Effect of:
State taxes, net of federal benefit	3,632	643
Tax impact of foreign earnings and losses	(10,171)	3,644
Stock-based compensation	236	169
Valuation allowance	1,532	13,763
Tax credits	(5,030)	(3,213)
Other, net	(56)	359
Income tax expense (benefit)	$18,729	$9,516

Uncertain Tax Positions — The Company follows the provisions of accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes recognized in the consolidated financial statements and prescribes a recognition threshold of more likely than not and a measurement attribute on all tax positions taken or expected to be taken in a tax return for their recognition in the financial statements.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2021	2020
Uncertain tax benefits, beginning of year	$47,637	$45,003
Gross increase to tax positions related to prior years	121	1,239
Gross decrease to tax positions related to prior years	(413)	(42)
Gross increase to tax positions related to the current year	2,204	2,082
Gross decrease to tax positions related to the current year	—	—
Settlements	—	—
Lapse of statute of limitations	(16,124)	(645)
Uncertain tax benefits, end of year	$33,425	$47,637

As of December 31, 2021, the Company had $33.4 million of gross unrecognized tax benefits, of which $27.9 million, if fully recognized, would affect our effective tax rate. The timing of resolution for these liabilities is uncertain. The resolution of these items may result in additional or reduced income tax expense. Possible releases of liabilities due to expirations of statutes of limitations will have the effect of decreasing our income tax expense and the effective tax rate, if and when they occur. Although the timing of resolution and/or closure of tax audits cannot be predicted with certainty, the Company believes it is reasonably possible that approximately $6.0 million of its reserves for uncertain tax positions may be released in the next 12 months.

The Company recognizes interest and penalties related to liabilities for uncertain tax positions in income tax expense in the consolidated statements of operations. Interest and penalties were ($5.3) million and $2.5 million for the years ended December 31, 2021 and 2020, respectively. The Company has recognized total accrued interest and penalties of approximately $13.3 million as of December 31, 2021, and $18.6 million as of December 31, 2020, relating to uncertain tax positions.

The Company conducts business globally and, as a result, the Company and its subsidiaries file income tax returns in the U.S., including various states, and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. With few exceptions, the tax years 2015 and forward are open for U.S. federal and state income tax matters. With few exceptions, foreign tax filings are open for years 2012 and subsequent years. As of December 31, 2021, the Company is currently undergoing audit examinations for tax years 2005 through 2017 by the German Federal Ministry of Finance, for tax years 2015 through 2017 by the New York State Department of Taxation, and for tax years 2012 through 2016 by the Canada Revenue Agency.

Deferred Taxes and Valuation Allowances — The Company follows authoritative guidance for accounting for income taxes, which requires the Company to reduce deferred tax by a valuation allowance if, based on the weight of all available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all available evidence for the realizability of U.S. deferred tax assets, the Company provided a valuation allowance of $106.4 million and $101.8 million for the years ended December 31, 2021 and December 31, 2020, respectively. In future periods, the Company will evaluate the positive and negative evidence available at the time in order to support its analysis for a valuation allowance, and as a result the Company may release its valuation allowance in part, or in total, when it becomes more likely than not that the deferred tax assets will be realized.

Deferred tax assets, liabilities and valuation allowance are as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets
Income tax attributes	$204,531	$195,670
Accrued liabilities and reserves	9,951	7,076
Prepaid expenses	6,483	10,208
Stock-based compensation expense	9,308	8,356
Other	1,150	11,112
Gross deferred tax assets	231,423	232,422
Less valuation allowance	(205,877)	(210,551)
Total deferred tax assets	25,546	21,871
Deferred tax liabilities
Amortization and depreciation	(39,167)	(31,794)
Other	(2,081)	—
Net deferred tax liabilities, net of valuation allowance	$(15,702)	$(9,923)

The deferred tax assets at December 31, 2021, with respect to net operating loss carryforwards and expiration periods are as follows (in thousands):

	Deferred	Net Operating
	Tax	Loss
	Assets	Carryforwards
United States, expiring between 2023 and 2039	$9,083	$130,021
Foreign, expiring between 2021 and 2041	28,043	115,379
Foreign, indefinite	57,333	434,833
Total	$94,459	$680,233

The following is information pertaining to U.S. federal tax credits at December 31, 2021, as well as the expiration periods (in thousands):

Tax Credits
United States, federal tax credit carryforwards:
Foreign tax credits, expiring between 2022 and 2031	$41,830
Total	$41,830

The components of our net deferred taxes at the reported balance sheet dates are primarily comprised of amounts relating to net operating loss carryforwards, accrued assets and liabilities, and depreciable and amortizable assets.